SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST

     Aggressive Growth Fund
     Aggressive Growth Fund Institutional Shares
     Growth & Income Fund
     Growth & Income Fund Adviser Shares
     Income Stock Fund
     Income Stock Fund Institutional Shares
     Income Fund
     Income Fund Institutional Shares
     Income Fund Adviser Shares
     Science & Technology Fund
     Science & Technology Fund Adviser Shares
     Short-Term Bond Fund
     Short-Term Bond Fund Institutional Shares
     Short-Term Bond Fund Adviser Shares
     Intermediate-Term Bond Fund
     Intermediate-Term Bond Fund Institutional Shares
     Intermediate-Term Bond Fund Adviser Share
     High Income Fund
     High Income Fund Institutional Shares
     High Income Fund Adviser Shares
     Small Cap Stock Fund
     Small Cap Stock Fund Institutional Funds
     Capital Growth Fund
     First Start Growth Fund
     Growth Fund
     Growth Fund Institutional Shares
     Money Market Fund
     Value Fund
     Value Fund Institutional Shares
     Value Fund Adviser Shares


In connection with the Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended January 31, 2012, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:    03/27/2012                     /S/ DANIEL S. MCNAMARA
      ________________                 ___________________________________
                                       Daniel S. McNamara
                                       President

                           SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST

     Aggressive Growth Fund
     Aggressive Growth Fund Institutional Shares
     Growth & Income Fund
     Growth & Income Fund Adviser Shares
     Income Stock Fund
     Income Stock Fund Institutional Shares
     Income Fund
     Income Fund Institutional Shares
     Income Fund Adviser Shares
     Science & Technology Fund
     Science & Technology Fund Adviser Shares
     Short-Term Bond Fund
     Short-Term Bond Fund Institutional Shares
     Short-Term Bond Fund Adviser Shares
     Intermediate-Term Bond Fund
     Intermediate-Term Bond Fund Institutional Shares
     Intermediate-Term Bond Fund Adviser Share
     High Income Fund
     High Income Fund Institutional Shares
     High Income Fund Adviser Shares
     Small Cap Stock Fund
     Small Cap Stock Fund Institutional Funds
     Capital Growth Fund
     First Start Growth Fund
     Growth Fund
     Growth Fund Institutional Shares
     Money Market Fund
     Value Fund
     Value Fund Institutional Shares
     Value Fund Adviser Shares

In connection with the Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended January 31, 2012, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:   03/26/2012                      /S/ ROBERTO GALINDO, JR.
      ________________                 __________________________________
                                       Roberto Galindo, Jr.
                                       Treasurer